UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 5, 2015

A.C. SIMMONDS AND SONS INC.

(Exact Name of Registrant as Specified in its Charter)

NEVADA	001-35802	45-5512933
(State or other jurisdiction of	(Commis5sion	(IRS Employer
incorporation)	File Number)	Identification Number)

3565 King Rd., King City, Ontario, Canada L7B 1M3
(Address of principal executive offices)

(905) 833-9845
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01:	Other Events.

On September 5, 2014, A.C. Simmonds and Sons Inc. (the “Company”) entered into a non-binding letter of intent (the “LOI”) with Environmental Waste International Inc. (“EWS”) regarding the proposed acquisition of all of the issued and outstanding common shares of EWS by the Company in exchange for shares of the Company’s common stock. On October 6, 2014, the Company and EWS entered into a letter agreement pursuant to which they agreed to extend the exclusivity period agreed to in the LOI until 5:00 p.m. (Eastern Time) on November 5, 2014.

The Company has now determined that it will not be proceeding with this transaction.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.C. SIMMONDS AND SONS INC.

Dated: January 5, 2015	By:	/s/ John G. Simmonds
Name: John G. Simmonds
Title: Chief Executive Officer